EXHIBIT 32


                          CERTIFICATIONS PURSUANT TO


                           18 U.S.C. SECTION 1350,


                            AS ADOPTED PURSUANT TO


SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of ValCom, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vince Vellardita, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vince Vellardita
----------------------
Vince Vellardita,
Chief Executive Officer and President
May 15, 2005